SUNSTONE FINANCIAL GROUP, INC.
                      207 East Buffalo Street, Suite 400
                          Milwaukee, Wisconsin  53202
                                (414) 271-5885


December 30, 1996


Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC 20549

Re:  Northern Funds
     (33-73404; 811-8236)
     Filing under Rule 497(e) of the Securities Act of 1933

Ladies and Gentlemen:

On behalf of the above-referenced registered investment company, transmitted herewith for filing pursuant to Rule 497(e) under the Securities Act of 1933, as amended, is a Supplement to the Statement of Additional Information dated
July 31, 1996. Questions regarding this filing may be directed to the undersigned at (414) 271-5885.

Sincerely,

/s/ Constance Dye Shannon

Constance Dye Shannon
Legal and Compliance Manager



Encl.


                              NORTHERN FUNDS
                                SUPPLEMENT
                to the Statement of Additional Information
             dated July 31, 1996 (as revised November 6, 1996)


Effective January 1, 1997, Sunstone Distribution Services, LLC ("SDS") replaced Sunstone Financial Group, Inc. ("Sunstone") as distributor of the shares of the Northern Funds ("Funds"). The distribution services provided by SDS and terms of the Funds' Distribution Agreement with SDS are the same as described in the Statement of Additional Information with respect to Sunstone. Miriam M. Allison, Vice President and Treasurer of Funds, and Mary M. Tenwinkel, Vice President of the Funds, have been President and Vice President, respectively, of SDS since January 1, 1997.

               The date of this Supplement is January 1, 1997.